Exhibit 10.3

Confidential Materials omitted and filed separately with the
Securities and Exchange Commission. Triple asterisks denote omissions

TENTH AMENDMENT TO
SECOND AMENDED AND RESTATED DISTRIBUTION AGREEMENT

This Tenth Amendment to Second Amended and Restated Distribution Agreement (this “Amendment”) is between The Medicines Company, a Delaware corporation with offices at 8 Sylvan Way, Parsippany, NJ 07054 (“MDCO”), and Integrated Commercialization Solutions, LLC, f/k/a Integrated Commercialization Solutions, Inc., a California limited liability company with offices at 3101 Gaylord Parkway, Frisco, TX 75034 (“Distributor”). This Amendment is effective as of April 30, 2018 (the “Amendment Effective Date”). MDCO and Distributor shall, at times throughout this Amendment, be referred to individually as a “Party” and collectively as the “Parties”.

RECITALS

A.
MDCO and Distributor are parties to a Second Amended and Restated Distribution Agreement effective as of October 1, 2010, as amended by the First Amendment dated July 1, 2011, the Second Amendment dated September 1, 2011, the Third Amendment dated April 23, 2012, the Fourth Amendment dated April 29, 2013, the Fifth Amendment dated September 12, 2013, the Sixth Amendment dated March 1, 2014, and the Seventh Amendment dated March 5, 2015, the Eighth Amendment dated April, 2016, and Ninth Amendment dated October 3, 2017 (as amended, the “Agreement”);

B.	Under the Agreement, among other things, MDCO engaged Distributor to perform distribution services for certain of MDCO’s pharmaceutical products;

B.	MDCO has sold certain products to Melinta Therapeutics, Inc.; and

C.	The Parties now wish to amend the Agreement in certain respects.

AMENDMENT

NOW THEREFORE, the parties agree as follows:

1.
Defined Terms. Capitalized terms in this Amendment that are not defined in this Amendment have the meanings given to them in the Agreement. If there is any conflict between the Agreement and any provision of this Amendment, this Amendment will control.

2.	Exhibit A-1. Exhibit A-1, added by Amendment 6, is hereby deleted in its entirety.

3.	Exhibit B. Exhibit B to the Agreement is hereby deleted in its entirety and replaced with the attached Revised Exhibit B.

3.	Exhibit D. Exhibit D to the Agreement is hereby deleted ion its entirety and replaced with the attached Revised Exhibit D.

3.	New Section. The following language is hereby added to the Agreement:

MDCO has sold certain product (the “Transferred Product”) to Melinta Therapeutics, Inc. (“Melinta”) and is transitioning distribution of such Transferred Product from Distributor. Customers have been instructed to continue to pay all invoices for product ordered before April 30, 2018 to Distributor. However, if after April 30, 2018, any customer payments for product purchased before April 30 are sent to Melinta in error, then, upon proof of such payment, Distributor may deduct the value of such payment from any amounts due to MDCO.

4.
No Other Changes. Except as otherwise provided in this Amendment, the terms and conditions of the Agreement will continue in full force, nothing in the Amendment modifies any term or provision in the Agreement or the Continuing Guaranty.

[Signature Page Follows.]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the Amendment Effective Date.

INTEGRATED COMMERCIALIZATION SOLUTIONS, INC.		THE MEDICINES COMPANY
By:	/s/ Peter Belden	By:	/s/ Daniel Tokich
Name:	Peter Belden	Name:	_Daniel Tokich
Title:	President ICS	Title:	SVP Supply Chain

EXHIBIT B
Product List

Products marked with an “**” shall be automatically removed from this Exhibit B without further action of either parties on April 30, 2018 or such other date as MDCO shall provide.

Product Name:                ANGIOMAX® (bivalirudin) for Injection

NDC#:	65293-001-01

Drug Type:	RX

Sellable Package Size:	Carton (10 single use vials)

Dosage Form:	250mg vial

Current WAC Price*:	$[***] per Carton, (*which may change from time to time at MDCO’s sole discretion)

Case Pack Size	Thirty (30) Cartons

Shipping and Storage Requirements:	20 to 25°C

Product Name:	ANGIOMAX® (bivalirudin) Nova Plus for Injection

NDC#:	65293-004-22

Drug Type:	RX

Sellable Package Size:	Carton (10 single use vials)

Dosage Form:	250mg vial

Current WAC Price*:	$[***] per Carton, (*which may change from time to time at MDCO’s sole discretion)

Case Pack Size	Thirty (30) Cartons

Shipping and Storage Requirements:	20 to 25°C

Product Name:            Vabomere**
NDC:                    65293-009-06
Drug Type:                RX

Sellable Package Size:	Carton (6 single use vials)
Dosage form:                2g vial

Current WAC Price*	$[***] Carton, (*which may change from time to time at MDCO’s sole discretion)
Case Pack Size:            Twelve (12) Cartons
Shipping and Storage Conditions:     20 to 25°C

Product Name:            Minocin IV 100 mg Inj**
NDC:                    65293001410
Drug Type:                RX
Sellable Package Size:        Carton (10 single use vials)
Dosage form:                100mg vial

Current WAC Price*	$[***] Carton, (*which may change from time to time at MDCO’s sole discretion)
Case Pack Size:            Twelve (12) Cartons
Shipping and Storage Conditions:     20 to 25°C

Product Name:            Orbactiv**
NDC:                    65293001503
Drug Type:                RX
Sellable Package Size:        Carton (3 single use vials)
Dosage form:                400 mg vial

Current WAC Price*	$[***] Carton, (*which may change from time to time at MDCO’s sole discretion)
Case Pack Size:            Thirty (30) Cartons
Shipping and Storage Conditions:     20 to 25°C

REVISED EXHIBIT D
Fee Schedule effective April 30, 2018

Products marked with an “**” shall be automatically removed from this Exhibit B without further action of either parties on April 30, 2018 or such other date as MDCO shall provide.

Services                                        Fee

A.    Marketing, Sales, Customer Service and Distribution

Fees include the following for the below Products            [***]% of WAC

•	Warehousing Management and Inventory Administration

•	Customer Service / Order Entry

•	Marketing and Distribution Services

•	Invoicing and Accounts Receivable Management

•	Direct Account Set Up

•	Information Technology

Angiomax, Minocin IV**, Orbactiv**, Vabomere**

B.     Contract Pricing (provided in Section 5.4)

MDCO will reimburse Distributor monthly for any MDCO Contract sales administered as a direct price (anything less than current WAC of the product) at time of sale. Reimbursement amount to Distributor is current WAC at time of contract sales minus contract price.

Any direct pricing will be provided by MDCO to Distributor.

C.     Pricing Actions

Distributor shall realize no benefit or penalty from pricing actions. In the event of a price increase on the Products, Distributor shall deduct the difference in value of the Products held in Distributor inventory held on the day prior to the price increase. For example, the day prior to the price increase the value of the products is $1,000,000 and a 6% price increase raises the value of the same inventory to $1,060,000 on the same number of units of Products. Distributor shall deduct the difference, $60,000, from the next Service Fee.

In the event of a price decrease on the Products, Distributor shall add the difference in value of the Products held on the Distributor inventory held on the day prior to the price decrease. For example, the day prior to the price decrease the value of the products is $1,000,000 and a 6% price decrease lowers the value of the same inventory to $940,000 on the same number of units of Products. Distributor shall add the difference, $60,000, to the next Service Fee.

D.     Storage Fees

Effective October 1, 2014, Distributor will charge a monthly storage fee of $[***]. On a quarterly basis this fee will go through a true-up process against actual storage fees incurred.